NET LOSS PER COMMON SHARE (Details 1) (USD $)	3 Months Ended
	Mar. 31, 2013	Mar. 31, 2012
Total dilutive securities	$ 10,588,195	$ 32,033,319
Restricted Stock [Member]
Total dilutive securities	199,333	360,000
Convertible Notes Payable [Member]
Total dilutive securities	40,805	164,950
Convertible Preferred Stock [Member]
Total dilutive securities	46,991	46,896
Stock Options [Member]
Total dilutive securities	1,140,608	3,007,713
Warrants [Member]
Total dilutive securities	$ 9,160,458	$ 28,453,760